                          SUPPLEMENT TO THE PROSPECTUS
                   AND THE STATEMENT OF ADDITIONAL INFORMATION

                     CREDIT SUISSE SHORT DURATION BOND FUND

THE FOLLOWING INFORMATION SUPERCEDES OR SUPPLEMENTS CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION.

For a limited time beginning on July 23, 2002, up through the earlier of December 31, 2002 or a date selected by Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), the distributor of the fund (the "Promotion Period"), investors may purchase Class A shares of the fund without an initial sales charge or limited contingent deferred sales charge. Financial representatives shall receive the following compensation with respect to shares purchased during the Promotion Period:

                                                                   COMMISSION TO FINANCIAL
                                                                     REPRESENTATIVE AS A
                 AMOUNT PURCHASED                                    % OF OFFERING PRICE
-------------------------------------------------------------------------------------------------
   Up to and including $5 million on July 23, 2002 only                     0.25%

   Up to and including $1 million after July 23, 2002
   through the end of the Promotion Period                                  0.25%

Financial representatives will also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares they service, including shares purchased during the Promotion Period. The Promotion Period may be terminated at the discretion of CSAMSI without prior notice.

Following the Promotion Period, share purchases and compensation payable to financial representatives shall be subject to the terms of the fund's current prospectus, including application of a maximum initial sales charge of 3.00% of the offering price.

Dated: July 22, 2002                                               CSSDA-16-0702